EXHIBIT 99.1

The Spiegel Group Announces Plan to Close 60 Eddie Bauer Stores

Stores to remain open pending Bankruptcy Court approval and completion of store-closing inventory sales

DOWNERS GROVE, Ill. - April 28, 2003 - The Spiegel Group (Spiegel, Inc.) today announced its intent to close 60 under-performing Eddie Bauer stores as an integral part of a multi-phase reorganization process.
These stores will remain open for business pending approval of the store-closing plan by the Bankruptcy Court and thereafter, on a store-by-store basis, until the related store-closing inventory sales are completed. Spiegel, Inc. expects to file a motion with the Bankruptcy Court today seeking approval of the store-closing plan.
   Closing these under-performing stores is expected to improve Eddie
Bauer's financial results in fiscal 2003 and going forward. The company will assess inventory writedowns, if any, associated with these store closings on a going forward basis.
   Bill Kosturos, interim chief executive officer and chief restructuring officer of The Spiegel Group said, "The decision to close stores is never easy, yet we are confident that this move will result in a healthier, more productive store base for Eddie Bauer as we eliminate the least productive stores and concentrate our efforts on boosting store productivity."
   Fabian Mansson, president and chief executive officer of Eddie Bauer stated, "We are taking tough, but necessary steps to position Eddie Bauer for future success. Our refined base of Eddie Bauer stores will operate as usual as we continue to deliver outstanding customer service and provide a compelling merchandise offer that reflects Eddie Bauer's heritage of quality, innovative, outdoor-inspired products. As always, we appreciate the continuing support of our loyal customers and dedicated associates as we work to strengthen our business."
   Eddie Bauer currently operates 529 stores in the United States and Canada, including 382 apparel stores, 45 home stores and 102 outlet stores. The stores targeted for closure include 51 apparel stores, eight home stores and one outlet store, which are located throughout the United States. A list of stores included in the store-closing plan is attached.
   The company also is seeking Court approval to extend the time allowed to reject executory contracts. The company expects to continue to evaluate the financial performance of Eddie Bauer stores and make decisions going forward regarding the possibility of additional store closures.

About The Company
   The Spiegel Group is a leading international specialty retailer marketing fashionable apparel and home furnishings to customers through catalogs, more than 550 specialty retail and outlet stores, and e-commerce sites, including eddiebauer.com, newport-news.com and spiegel.com. The Spiegel Group's businesses include Eddie Bauer, Newport News and Spiegel Catalog. Investor relations information is available on The Spiegel Group Web site at http://www.thespiegelgroup.com.

Forward Looking Statements
   This press release contains statements that are forward-looking within the meaning of applicable federal securities laws and are based upon the company's current expectations and assumptions. You should not place undue reliance on those statements because they speak only as of the date of this release. Forward-looking statements include information concerning the company's possible or assumed future financial condition or results of operations.
These statements often include words such as "expect," "plan," "believe," "anticipate," "intend," "estimate," or similar expressions. As you read and consider this release, you should understand that these statements are not guarantees of financial condition, performance or results. They involve risks, uncertainties and assumptions. Although the company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect its actual financial results and actual results could differ materially from the forward-looking statements. These factors include, but are not limited to, uncertainty regarding the company's ability to continue as a going concern; uncertainty regarding the company's ability to operate pursuant to the terms of the DIP facility; uncertainty regarding the company's ability to develop and consummate one or more plans of reorganization; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 case to a Chapter 7 case; the effect on the company's net sales and cash flow of its decision to stop accepting private-label credit cards at its merchant companies; the company's ability to find a third-party service provider to finance and service new private-label credit cards to be issued by the merchant companies and the terms of such arrangement; uncertainty regarding the servicing of the company's existing securitized credit card receivables portfolio upon the liquidation of FCNB; the effects on the company of the Pay-Out Events recently experienced by all of the company's securitization agreements that are backed by the company's credit card receivables; the ultimate effect on the company of the pending investigation by the SEC; the uncertainty relating to the sale or liquidation of the bankcard segment; the ability of the company to maintain trade credit and contracts that are important to its operations; the financial strength and performance of the retail and direct marketing industry; changes in consumer spending patterns; risks associated with collections on the company's credit card portfolio; the success of merchandising, advertising, marketing and promotional campaigns; and various other factors beyond the company's control.
   All future written and oral forward-looking statements made by the company or persons acting on the company's behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for the company's ongoing obligations to disclose material information as required by the federal securities laws, the company does not have any obligation or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.


                         EDDIE BAUER STORE LOCATIONS
                            INCLUDED IN 4/28/03
                            STORE CLOSING PLAN


STORE NAME                   CITY                 ST            TYPE
Riverchase Galleria          Hoover               AL            Apparel
Superstition Springs         Mesa                 AZ            Apparel
Downtown Plaza               Sacramento           CA            Apparel
Horton Plaza                 San Diego            CA            Apparel
Mission Viejo                Mission Viejo        CA            Apparel
Paseo  Colorado              Pasadena             CA            Apparel
Post Street                  San Francisco        CA            Apparel
Post Street HOME             San Francisco        CA            Home
Santa Monica                 Santa Monica         CA            Apparel
South Coast                  Costa Mesa           CA            Apparel
Brass Mill Center            Waterbury            CT            Apparel
Ships Inn                    Westport             CT            Apparel
Ships Inn HOME               Westport             CT            Home
Stamford                     Stamford             CT            Apparel
Georgetown                   Washington           DC            Apparel
Florida Mall                 Orlando              FL            Apparel
Augusta Mall                 Augusta              GA            Apparel
Ala Moana                    Honolulu             HI            Apparel
Charlestowne Mall            St. Charles          IL            Apparel
Old Orchard                  Skokie               IL            Apparel
Old Orchard HOME             Skokie               IL            Home
Renaisance Place             Highland Park        IL            Apparel
643 Massachusetts St         Lawrence             KS            Apparel
Cortana Mall                 Baton Rouge          LA            Apparel
Northshore Mall              Peabody              MA            Apparel
Silver City Galleria         Taunton              MA            Apparel
Whiteflint                   Kensington           MD            Apparel
Bangor Mall                  Bangor               ME            Apparel
Genessee Valley              Flint                MI            Apparel
Cherry Hill                  Cherry Hill          NJ            Apparel
Garden State                 Paramus              NJ            Apparel
Garden State HOME            Paramus              NJ            Home
Short Hills                  Short Hills          NJ            Apparel
Desert Passage at Aladdin    Las Vegas            NV            Apparel
Galleria At Sunset           Henderson            NV            Apparel
Mall at Greece Ridge         Rochester            NY            Apparel
Nanuet Mall                  Nanuet               NY            Apparel
Palisades Center             West Nyack           NY            Apparel
Palisades Center HOME        West Nyack           NY            Home
Sunrise Mall                 Massapequa           NY            Apparel
Beachwood                    Beachwood            OH            Apparel
Beachwood Place HOME         Beachwood            OH            Home
Columbus City Center         Columbus             OH            Apparel
Mall At Tuttle Crossing      Columbus             OH            Apparel
Mall At Tuttle Crossing HOME Columbus             OH            Home
The Shops at Old Mill        Bend                 OR            Apparel
Ross Park                    Pittsburgh           PA            Apparel
Hickory Hollow               Antioch              TN            Apparel
Rivergate                    Goodlettsville       TN            Apparel
Saddle Creek HOME            Germantown           TN            Home
Broadway Square              Tyler                TX            Apparel
Northpark Center             Dallas               TX            Apparel
Ridgmar Mall                 Fort Worth           TX            Apparel
West Oaks Mall               Houston              TX            Apparel
Shops At Riverwood           Provo                UT            Apparel
Central Park Outlet          Fredericksburg       VA            Outlet
Dulles Town Center           Leesburg             VA            Apparel
Lynnhaven Mall               Virginia Beach       VA            Apparel
Everett Mall                 Everett              WA            Apparel
River Park Square            Spokane              WA            Apparel

CONTACT:  Debbie Koopman
          (630) 769-2596
          Debbie_Koopman@spgl.com